Alcoa Corporation Investor Presentation September 2018 Exhibit 99.1

This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements by Alcoa Corporation that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results or operating performance; and statements about strategies, outlook, and business and financial prospects. These statements reflect beliefs and assumptions that are based on Alcoa Corporation’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa Corporation believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa Corporation; (d) the impact of changes in foreign currency exchange rates on costs and results; (e) increases in energy costs; (f) declines in the discount rates used to measure pension liabilities or lower-than-expected investment returns on pension assets, or unfavorable changes in laws or regulations that govern pension plan funding; (g) the inability to achieve improvement in profitability and margins, cost savings, cash generation, revenue growth, fiscal discipline, or strengthening of competitiveness and operations anticipated from operational and productivity improvements, cash sustainability, technology advancements, and other initiatives; (h) the inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, restarts, expansions, or joint ventures; (i) political, economic, trade, and regulatory risks in the countries in which Alcoa Corporation operates or sells products; (j) labor disputes or work stoppages; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (l) the impact of cyberattacks and potential information technology or data security breaches; and (m) the other risk factors described in Item 1A of Alcoa Corporation’s Form 10-K for the fiscal year ended December 31, 2017 and other reports filed by Alcoa Corporation with the U.S. Securities and Exchange Commission (SEC). Alcoa Corporation disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market. Any information contained in the following slides that has been previously publicly presented by Alcoa speaks as of the date that it was originally presented, as indicated. Alcoa is not updating or affirming any of such information as of today’s date.  The provision of this information shall not imply that the information has not changed since it was originally presented. Cautionary statement regarding forward-looking statements Important information

Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. Alcoa Corporation believes that the presentation of non-GAAP financial measures is useful to investors because such measures provide both additional information about the operating performance of Alcoa Corporation and insight on the ability of Alcoa Corporation to meet its financial obligations by adjusting the most directly comparable GAAP financial measure for the impact of, among others, “special items” as defined by the Company, non-cash items in nature, and/or nonoperating expense or income items. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the appendix to this presentation. This presentation includes a range of forecasted 2018 Adjusted EBITDA for the Company. Alcoa Corporation has not provided a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure for the following reasons. The Company’s financial results are heavily dependent on market-driven factors, such as LME-based prices for aluminum, index- and spot-based prices for alumina, and foreign currency exchange rates. As such, the Company may experience significant volatility on a daily basis related to its forecasted Adjusted EBITDA. Management applies estimated sensitivities, such as those relating to aluminum and alumina prices and foreign currency exchange rates, to the components that comprise Adjusted EBITDA. However, a similar analysis cannot be performed relating to the components necessary to reconcile Adjusted EBITDA to the most directly comparable GAAP financial measure without unreasonable effort due to the additional variability and complexity associated with forecasting such items. Consequently, management believes such reconciliation would imply a degree of precision that would be confusing and/or potentially misleading to investors. Non-GAAP financial measures Important information (continued) On January 1, 2018, Alcoa Corporation adopted guidance issued by the Financial Accounting Standards Board to the presentation of net periodic benefit cost related to pension and other postretirement benefit plans.  This guidance requires the non-service cost components of net periodic benefit cost to be reported separately from the service cost component in an entity’s income statement.  Additionally, this guidance is required to be applied retrospectively.  Accordingly, previously reported amounts for Cost of goods sold, Selling, general administrative, and other expenses, and Other expenses (income), net on Alcoa Corporation’s consolidated income statement have been recast to reflect these changes.  As a result, previously reported amounts for Adjusted EBITDA on both a consolidated basis and for each of the Company’s three segments have been updated to reflect these changes.  See the appendix for additional information. Financial presentation information A glossary of abbreviations and defined terms used throughout this presentation can be found in the appendix. Glossary of terms

Company overview Strategic priorities Alcoa: an aluminum industry leader Keys to Alcoa Leading governance profile with management incentives aligned to stockholders’ interests Disciplined capital allocation framework; addressing legacy liabilities & strengthening the balance sheet Global network of world-class assets; well-positioned across markets Strengthen Balance Sheet Reduce Complexity Drive Returns

2017 Cost curve and business position World class, low cost assets World’s second largest bauxite miner, with a first quartile cost position Long-lived assets with low-cost growth opportunities Largest alumina refiner and largest long position, outside of China Low cost, global network of refineries with a collective mid-first quartile cost position Source for 2017 cost curve and business position: CRU and Alcoa analysis. Top 10 global aluminum smelter with mid-second quartile cost position Segment includes Warrick rolling mill and Brazilian energy assets Alumina Aluminum Bauxite 1st Quartile 2nd Quartile 1st Quartile

Bauxite segment information 2017 Production by country, Mdmt Large, globally diverse bauxite portfolio Key considerations Globally diverse, large, low-cost bauxite portfolio, advantaged in a high caustic price environment Strategically located in proximity to major Atlantic and Pacific markets Operational control of four mines (two in Australia and two in Brazil) Ownership interest in three additional mines (Brazil, Guinea and Saudi Arabia) Outside of the Alcoa World Alumina and Chemicals (AWAC) joint venture, Alcoa owned approximately 1.5 Mdmt of production in Brazil in 2017 Brazil: 8.5 Guinea: 3.2 Saudi Arabia: 0.9 Australia: 33.2

Premier alumina refining network

Alcoa

Alumina segment information

Alcoa consolidated operating capacity, kmt

Facility	Country	Current Operating Capacity	Ownership Consideration
Kwinana	Australia	2,190	AWAC
Pinjarra	Australia	4,234	AWAC
Wagerup	Australia	2,555	AWAC
Poços de Caldas	Brazil	176	Alcoa
São Luís	Brazil	1,890	72% AWAC 28% Alcoa
San Ciprián	Spain	1,500	AWAC
Point Comfort	U.S.	-	AWAC
Total		**12,545**	
Ras Al Khair[1]	*Saudi Arabia*	*452*	*AWAC*

Key considerations

- World's largest, low-cost third-party alumina business
- Mid-first quartile cost curve position allows for cash flow generation through all points in the commodity cycle
- Highly efficient consumer of caustic soda
- ~95% of 3rd party smelter-grade alumina shipments priced on API/spot
- Annualized EBITDA sensitivity: $80M for +$10/mt API (consolidated basis)
- 2,519 kmt of curtailed refining capacity globally

1. The Company's proportionate share of earnings from its equity investment in the Saudi Arabian joint venture does not impact adjusted EBITDA.

7

Aluminum segment information Integrated aluminum value chain Transformed and integrated aluminum business Segment includes aluminum smelting, casting, and rolling operations, along with ownership interests in several hydroelectric energy assets in Brazil Key considerations Transformed the smelting portfolio by divesting, closing or curtailing uneconomic assets to move into the mid-2nd quartile on the global cost curve 75% of electricity consumed by our smelters was from renewable energy sources in 2017 Operating 2,256 kmt of smelting capacity with optionality to restart 917 kmt of curtailed capacity; also, Saudi JV capacity of 186 kmt Warrick smelter restart based on improving overall profitability of the complex; two-thirds of restart completed Brazilian hydroelectric assets generated over $90 million in adjusted EBITDA in 2017

Overview of Elysis Joint venture description New R&D joint venture focused on carbon-free aluminum Alcoa, Rio Tinto, the Government of Canada, the Government of Quebec and Apple agree to provide a combined investment of $188 million (CAD) into the joint venture Patent-protected technology eliminates all direct greenhouse gas emissions from the traditional smelting process Elysis will drive larger scale development and commercialization of the process, with a technology package planned for sale beginning in 2024

Capital allocation strategy 2018 Framework Balanced capital allocation approach for 2018 Disciplined approach for 2018 Hold greater than $1 billion in cash on hand Maintain the assets by spending close to $300 million in sustaining capital expenditures Invest approximately $150 million in return-seeking capital projects Optimize liabilities by reducing pension liabilities or funded debt by approximately $300 million Split excess cash above $1 billion balance, 50% to reduce leverage and 50% returns to stockholders Maintain liquidity Greater than $1B cash balance Sustain the operations ~$300M in sustaining capital expenditures Drive value creation ~$1 5 0M in return-seeking capital expenditures Optimize liabilities ~$300M plus 50% excess cash above $1B Return cash to stockholders 50% excess cash above $1B

Pension & OPEB net liability overview Net liability bridge, $B Several actions address pension and OPEB obligations 2018 Actions January: Announced pension freeze for U.S. and Canadian salaried employees, and elimination of contribution to U.S. salaried pre-Medicare retirees, both effective 2021 April: Annuitization of certain Canadian pension benefits, and transfer of $560 million in gross liability; contributed an additional $105 million May: Additional contribution of $500 million to U.S. pension plans (gross proceeds of May debt offering) August: Annuitization of certain U.S. pension benefits, and transfer of $290 million in gross liability; contributed an additional $100 million to further fund U.S. pension plans; announced cessation of salaried retiree life insurance effective September 1, 2018 Does not include upcoming 2018 year-end remeasurements for demographic changes, discount rate impacts or asset performance. $1 $

Operational focus driving valuation view

Alcoa

Valuation framework key considerations

				LTM ending 6/30/2018 Adj. EBITDA excl. special items	FY18 Outlook Adj. EBITDA excl. special items
Business Operations	+	Bauxite	Economic value using market multiple of: i. AWAC joint venture, minus small portions of AWAC JV in Aluminum and Transformation ii. Ownership in certain mines and refineries outside the JV	$427M	$3.0B to $3.2B[1]
	+	Alumina		$1,795M	
	+	Aluminum	Economic value using market multiple of: i. Smelters, casthouses, rolling mill, and energy assets ii. Smelters and casthouses restart optionality	$945M	
	-	Non-segment expenses	Economic value using market multiple of: i. Net corporate expenses and Transformation	$232M	
	=	Enterprise value			
Financial Considerations	-	Noncontrolling interest	Implied value of noncontrolling interest in AWAC JV, based on Alumina Limited's observed enterprise value		
	-	Debt & debt-like items	Book value of debt of $1.9B ($1.9B[2], >95% Alcoa), pension & OPEB net liabilities of $2.6B ($2.7B[2], >95% Alcoa; U.S. contributions not tax deductible), environmental & ARO liabilities of $0.8B ($1B[2], ~80% Alcoa)		
	+	Cash & equity investments	Cash position of $0.8B ($1.1B[2], >75% Alcoa) plus carrying value of investments in the Ma´aden joint venture and Elysis of $0.8B ($0.9B[2], ~90% Alcoa)		
	=	Equity value			

1. Information is as presented on July 18, 2018 and is not being updated as of the date of this presentation; based on actual 1H18 results; outlook for unpriced sales at $2,100 LME, $465 API, $0.20 Midwest premium and updated regional premiums and currencies.
2. Balance sheet values as of June 30, 2018.

12

Important governance factors World-class governance profile Stockholders’ owning 25% for at least one year. Independent non-executive chairman ü Annually elected directors ü Independent Board committees ü Majority vote standard in uncontested director elections ü Director retirement and resignation policies ü Proxy access ü High “say-on-pay” approval ü Stock ownership guidelines for executives and directors ü Stockholder ability to call special meetings1 ü

Executive compensation overview Example policies and practices Management incentives aligned to stockholders’ interests What we do: Pay for performance Maintain robust stock ownership guidelines Equity award grant practices promote transparency and consistency Clawback policies incorporated into plans What we don’t do: No employment contracts No dividend equivalents on stock options and unvested restricted share units No discounting of stock options or repricing of underwater stock options (including cash-outs) Components of compensation program Three primary components – base salary, annual incentive compensation and long-term incentive awards Mix of long-term incentive awards for named executive officers Long-term performance-based equity awards are tied to return on capital improvement and relative total stockholder return compared to the S&P 500

2Q18 Financial Results and Other Information as presented on July 18, 2018

Bauxite (3rd-party seaborne) Alumina (smelter grade) Aluminum (primary) 2018 Outlook Surplus Deficit Deficit 2018 Supply/Demand Balance, Mmt Global 3 to 11; stockpile growth -1.0 to -0.2; deficit -1.5 to -1.1; deficit China -70 to -68; deficit -1.2 to -0.8; deficit 0.7 to 0.9; surplus World ex-China 73 to 79; surplus 0.2 to 0.6; surplus -2.2 to -2.0; deficit 2018 Notes Guinea supply growth Balances before Chinese alumina imports of 0.5 Mmt Demand growth, 2018 vs. 2017 Global = 4.25 to 5.25% China = 5.75 to 6.25% World ex-China = 3.25 to 3.75% Projected 2018 market balances Market outlook Source: Alcoa analysis, CRU, Wood Mackenzie, CM Group, IAI, CNIA, NBS, Aladdiny, Bloomberg. Pre-trade balances.

M, Except realized prices and per share amounts 2Q17 1Q18 2Q18 Prior Year Change Sequential Change Realized primary aluminum price ($/mt) $2,199 $2,483 $2,623 $424 $140 Realized alumina price ($/mt) $314 $385 $467 $153 $82 Revenue $2,859 $3,090 $3,579 $720 $489 Cost of goods sold $2,289 $2,381 $2,632 $343 $251 SG&A and R&D expenses $78 $75 $73 $(5) $(2) Adjusted EBITDA $492 $634 $874 $382 $240 Depreciation, depletion and amortization $190 $194 $192 $2 $(2) Other expenses, net $28 $21 $9 $(19) $(12) Interest expense $25 $26 $32 $7 $6 Restructuring and other charges $12 $(19) $231 $219 $250 Tax provision $99 $138 $180 $81 $42 Net income $138 $274 $230 $92 $(44) Less: Net income attributable to noncontrolling interest $63 $124 $155 $92 $31 Net income attributable to Alcoa Corporation $75 $150 $75 $- $(75) Diluted earnings per share $0.40 $0.80 $0.39 $(0.01) $(0.41) Diluted shares outstanding 186.4 188.5 188.7 2.3 0.2 Quarterly income statement 2Q18 Income statement

M, Except per share amounts 2Q17 1Q18 2Q18 Description of significant 2Q18 special items Net income attributable to Alcoa Corporation $75 $150 $75 Diluted earnings per share $0.40 $0.80 $0.39 Special items $41 $(5) $211 Cost of goods sold $13 $19 $30 Contractor arbitration loss Restructuring and other charges $12 $(19) $231 Pension annuitization in Canada, Wenatchee payment Interest expense - - $3 Interest on contractor arbitration loss Other expenses / (income), net $18 $(17) $6 Mark-to-market energy contracts Tax provision $7 $12 $(46) Taxes on special items Noncontrolling interest $(9) - $(13) Partner share of special items Adjusted net income attributable to Alcoa Corporation $116 $145 $286 Adjusted diluted earnings per share $0.62 $0.77 $1.52 Breakdown of special items by income statement classification – gross basis Special items total $211M

Adjusted net earnings $286 million; adjusted EPS $1.52

Alcoa

Quarterly income statement excluding special items

M, Except realized prices and per share amounts	2Q17	1Q18	2Q18	Prior Year Change	Sequential Change
Realized primary aluminum price ($/mt)	$2,199	$2,483	**$2,623**	$424	$140
Realized alumina price ($/mt)	$314	$385	**$467**	$153	$82
Revenue	$2,859	$3,090	**$3,579**	$720	$489
Cost of goods sold	$2,276	$2,362	**$2,602**	$326	$240
COGS % of Revenue	79.6%	76.4%	**72.7%**	(6.9)% pts.	(3.7)% pts.
SG&A and R&D expenses	$78	$75	**$73**	$(5)	$(2)
SG&A and R&D % of Revenue	2.7%	2.4%	**2.0%**	(0.7)% pts.	(0.4)% pts.
Adjusted EBITDA	$505	$653	**$904**	$399	$251
Depreciation, depletion and amortization	$190	$194	**$192**	$2	$(2)
Other expenses, net	$10	$38	**$3**	$(7)	$(35)
Interest expense	$25	$26	**$29**	$4	$3
Tax provision	$92	$126	**$226**	$134	$100
Operational tax rate	32.8%	31.9%	**33.3%**	0.5% pts.	1.4% pts.
Adjusted net income	$188	$269	**$454**	$266	$185
Less: Net income attributable to noncontrolling interest	$72	$124	**$168**	$96	$44
Adjusted net income attributable to Alcoa Corporation	$116	$145	**$286**	$170	$141
Adjusted diluted earnings per share	$0.62	$0.77	**$1.52**	$0.90	$0.75
Diluted shares outstanding	186.4	188.5	**188.7**	2.3	0.2

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2Q18 Financial summary

Alcoa

Three months ending June 30, 2018, excluding special items

$M	Bauxite	Alumina	Aluminum[4,5]	Transformation	Corporate inventory accounting	Other corporate	Alcoa Corporation
Total revenue[1]	$303	$1,604	$2,417	$23	$(768)	-	$3,579
Third-party revenue	$77	$1,068	$2,413	$21	-	-	$3,579
Adjusted EBITDA[2]	$100	$638	$231	$(1)	$(32)	$(32)	$904
Adjusted EBITDA margin %	*33.0%*	*39.8%*	*9.6%*				*25.3%*
Depreciation, depletion and amortization	$27	$49	$108	$1	-	$7	$192
Other expenses / (income), net[3]	-	$(14)	$8	-	-	$9	$3
Interest expense							$29
Provision for income taxes							$226
Adjusted net income							$454
Net income attributable to noncontrolling interest							$168
Adjusted net income attributable to Alcoa Corp.							$286

1. Intersegment eliminations included in Corporate inventory accounting.
2. Includes the Company's proportionate share of earnings from equity investments in certain bauxite mines, hydroelectric generation facilities, and an aluminum smelter located in Brazil, Canada, and/or Guinea.
3. Amounts for Alumina and Aluminum represent the Company's proportionate share of earnings from its equity investment in the Saudi Arabian joint venture.
4. Flat-rolled aluminum shipments, revenue and adjusted EBITDA were 0.14 Mmt, $516M and $0M, respectively.
5. Third-party energy sales volume, revenue and adjusted EBITDA in Brazil were 872 GWh, $49M and $25M, respectively.

20

Adjusted EBITDA excluding special items sequential changes, $M Adjusted EBITDA drivers $ $

Segment and total Adjusted EBITDA information Adjusted EBITDA excluding special items breakdown Includes intercompany eliminations, and impact from both LIFO and metal price lag. Segment information, $M Total Adjusted EBITDA information, $M 33.0% 39.8% 9.6% -4.2% pts. 11.1% pts. 2.4% pts. 2Q18 Segment Adj. EBITDA Margin % Change vs. 1Q18, Margin % 1Q18 2Q18 Change Segment total $655 $969 $314 Transformation (2) (1) 1 Corporate inventory accounting1 31 (32) (63) Other corporate (31) (32) (1) Total Adjusted EBITDA $653 $904 $251

Quarterly cash comparison and cash flows, $M Free cash flow and change in cash Cash summary 2Q17 3Q17 4Q17 1Q18 2Q18 Cash from (used for) operations $311 $384 $455 $55 $(430) Capital expenditures (88) (96) (150) (74) (95) Free cash flow $223 $288 $305 $(19) $(525) 2Q17 3Q17 4Q17 1Q18 2Q18 Cash from (used for) operations $311 $384 $455 $55 $(430) Cash from (used for) financing (78) (115) (53) (147) 433 Cash from (used for) investing (94) (104) (170) (74) (100) Effect of exchange rate changes on cash 4 (4) 7 4 (11) Net change in restricted cash 7 4 - - 1 Net change in cash $150 $165 $239 $(162) $(107) Quarter ending cash balance (162)

Key financial metrics as of June 30, 2018 Balance sheet summary $39M in return-seeking capital expenditures and $130M in sustaining capital expenditures U.S. salaried pension and OPEB plans remeasured as of January 31, 2018 due to retirement benefit changes. Certain Canadian pension plans remeasured as of March 31, 2018 due to annuitization. Cash $1,089M 2Q18 Days working capital 24 Days 1H18 Capital expenditures1 1H18 Annualized return on capital Net debt-to-LTM adjusted EBITDA Pension & OPEB net liability2 $169M 11.5% 0.30x $2.7B

Pension and OPEB net liability and financial impacts Net liability as of June 30, 20181 Pension and OPEB summary Estimated financial impacts, $M U.S. $1.3 Total $1.5B U.S. $1.2 ROW $0.2 OPEB Total $1.2B Pension funding status as of December 31, 2017 U.S. ERISA ~83% GAAP Worldwide ~70% U.S. pension contributions currently not tax deductible U.S. salaried pension and OPEB plans remeasured as of January 31, 2018 due to plan changes. Certain Canadian pension plans remeasured as of March 31, 2018 due to annuitization. All other pension and OPEB valuations as of December 31, 2017. Includes impacts from U.S. and Canadian pension and OPEB plan changes announced in January, and impact from annuitization of certain Canadian pension plan obligations completed in April. Expense impact 2018 Segment pension $55 Segment OPEB $5 Corporate pension & OPEB $5 Total adj. EBITDA impact $65 Non-operating $150 Special items2 (curtailment/settlement) $144 Total expense impact $359      Cash flow impact 2018 Minimum required pension funding $300 Additional pension funding $700 OPEB payments $125 Total cash impact $1,125

2018 Outlook

FY18 Key metrics

Total shipments

	1H18 Actual	FY18 Outlook
Bauxite (Mdmt)	23.1	47.5 – 48.5
Alumina (Mmt)	6.8	13.7 – 13.9
Aluminum (Mmt)	1.6	3.1 – 3.3

Cash flow impacts

	1H18 Actual	FY18 Outlook
Minimum required pension/OPEB funding	$143M	~ $425M
Additional pension funding	$605M	~ $700M
Return-seeking capital expenditures[2]	$39M	~ $120M
Sustaining capital expenditures[2]	$130M	~ $300M
DOJ / SEC (final payment January 2018)	$74M	$74M
Environmental and ARO payments[3]	$53M	$110M – $130M

Adjusted EBITDA excl. special items impacts

	1H18 Actual	FY18 Outlook
Adjusted EBITDA excl. special items	$1.6B	$3.0 – $3.2B[1]
Transformation EBITDA impacts	$(3)M	~ $(30)M
Corporate inventory EBITDA impacts	$(1)M	~ $0M
Other corporate EBITDA impacts	$(63)M	~ $(140)M

Other income statement excl. special items impacts

	1H18 Actual	FY18 Outlook
Non-operating pension/OPEB expense	$77M	~ $150M
Depreciation, depletion and amortization	$386M	~ $775M
Interest expense	$55M	~ $120M
Operational tax rate	32.8%	~ 35%
Net income of noncontrolling interest	$292M	40% of AWAC NI

1. Based on actual YTD 2018 results; outlook for unpriced sales at $2,100 LME, $465 API, $0.20 Midwest premium and updated regional premiums and currencies. Includes approximately $0.1B of impact from U.S. tariffs for last seven months of 2018.
2. AWAC portion of FY18 Outlook: ~45% of return-seeking capital expenditures, and ~60% of sustaining capital expenditures
3. As of June 30, 2018, the environmental remediation reserve balance was $291M and the ARO liability was $663M.

26

Bauxite 1H18 Alcoa product shipments by segment, Mmt Aluminum value chain Bauxite Alumina Aluminum 3rd Party 23.1 88% 12% 6.8 3rd Party 31% 69% Alumina 3rd Party 100% Aluminum 1.6

Composition of alumina and aluminum production costs

Alcoa 2Q18 production cash costs

Alumina refining


Conversion
35%
Bauxite
31%
5%
16%
13%
Fuel Oil
Caustic
Natural Gas

Input Cost	Inventory Flow	Pricing Convention	Estimated Annual Cost Sensitivity
Caustic Soda	5 - 6 Months	Quarterly	$9M per $10/dmt
Natural Gas[1]	N/A	N/A	N/A
Fuel Oil	1 - 2 Months	Prior Month	$3M per $1/bbl

Aluminum smelting


Conversion
Materials
13%
6%
Alumina
42%
Power
24%
15%
Carbon

Input Cost	Inventory Flow	Pricing Convention	Estimated Annual Cost Sensitivity
Alumina	~2 Months	30-day lag to API	$43M per $10/mt
Petroleum Coke	1 - 2 Months	Spot, Quarterly & Semi-annual	$7M per $10/mt
Coal Tar Pitch	1 - 2 Months	Spot, Quarterly & Semi-annual	$1.5M per $10/mt

1. Australia is priced on a rolling 16 quarter average.

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$M Segment LME + $100/mt API + $10/mt Midwest + $100/mt Europe + $100/mt Japan + $100/mt AUD + 0.01 USD/AUD BRL + 0.10 BRL/USD CAD + 0.01 CAD/USD EUR + 0.01 USD/EUR ISK + 10 ISK/USD NOK + 0.10 NOK/USD Bauxite (3) 4 Alumina 119 (16) 6 (1) Aluminum 203 (39) 106 102 24 (1) (3) 3 (4) 6 3 Total 203 80 106 102 24 (20) 7 3 (5) 6 3 Estimated annual Adjusted EBITDA sensitivities 2018 Business information ~90% of non-U.S. sourced Midwest sales are subject to U.S. tariffs or sold duty unpaid. Pricing conventions Segment 3rd-Party Revenue Bauxite Negotiated prices Alumina ~95% of third-party smelter grade alumina priced on API/spot API based on prior month average of spot prices Aluminum LME + Regional Premium + Product Premium Primary aluminum 15-day lag; flat rolled aluminum 30-day lag Brazilian hydroelectric sales at market prices Regional premiums % of 2018 Primary aluminum shipments Midwest1 ~45% Rotterdam Duty Paid ~45% CIF Japan ~10% Regional premium breakdown

Production and capacity information

Alcoa Corporation annual consolidated amounts

Bauxite production, Mdmt

Mine	Country	2017 Production
Darling Range	Australia	33.2
Juruti	Brazil	5.6
Poços de Caldas	Brazil	0.2
Trombetas (MRN)	Brazil	2.7
Boké (CBG)	Guinea	3.2
Al Ba'itha[1]	Saudi Arabia	0.9
Total		**45.8**

Alumina refining, kmt

Facility	Country	Capacity	Curtailed
Kwinana	Australia	2,190	-
Pinjarra	Australia	4,234	-
Wagerup	Australia	2,555	-
Poços de Caldas	Brazil	390	214
São Luís (Alumar)	Brazil	1,890	-
San Ciprián	Spain	1,500	-
Point Comfort	U.S.	2,305	2,305
Total		**15,064**	**2,519**
Ras Al Khair[1]	*Saudi Arabia*	*452*	-

Aluminum smelting, kmt

Facility	Country	Capacity	Curtailed
Portland	Australia	197	30
São Luís (Alumar)	Brazil	268	268
Baie Comeau	Canada	280	-
Bécancour	Canada	310	207
Deschambault	Canada	260	-
Fjarðaál	Iceland	344	-
Lista	Norway	94	-
Mosjøen	Norway	188	-
Avilés	Spain	93	32
La Coruña	Spain	87	24
San Ciprián	Spain	228	-
Intalco	U.S.	279	49
Massena West	U.S.	130	-
Warrick[2]	U.S.	269	161
Wenatchee[3]	U.S.	146	146
Total		**3,173**	**917**
Ras Al Khair[1]	*Saudi Arabia*	*186*	-

1. The Company's proportionate share of earnings from its equity investment in the Saudi Arabian joint venture does not impact adjusted EBITDA.
2. In second quarter 2018, Alcoa completed the restart of two (108 kmt) of the three potlines included in the partial restart plan for the Warrick smelter. On May 28, the Company announced that the third (53 kmt) line scheduled for restart had been shut down due to a temporary power outage. The Company expects to complete the restart of the third potline by the end of 2018.
3. In June 2018, the Company announced that it was permanently closing one (38 kmt) of four potlines at the Wenatchee smelter.

30

Investments summary

Alcoa

Investee	Country	Nature of Investment[4]	Ownership Interest	Carrying Value as of June 30, 2018	P&L Location of Equity Earnings
Elysis Limited Partnership	Canada	Aluminum smelting technology	48.235%		
Ma'aden Aluminum Company[1]	Saudi Arabia	Aluminum smelter	25.1%		
Ma'aden Bauxite and Alumina Company[1]	Saudi Arabia	Bauxite mine and Alumina refinery	25.1%[5]		
Ma'aden Rolling Company[1]	Saudi Arabia	Aluminum rolling mill	25.1%		
Subtotal Ma'aden and Elysis				*$893M*	*Other expenses / (income), net*
Consorcio Serra do Facão	Brazil	Hydroelectric generation facility	34.97%		
Energetica Barra Grande S.A.	Brazil	Hydroelectric generation facility	42.18%		
Halco Mining, Inc.[2]	Guinea	Bauxite mine	45%[5]		
Manicouagan Power Limited Partnership	Canada	Hydroelectric generation facility	40%		
Mineração Rio do Norte S.A. (MRN)	Brazil	Bauxite mine	18.2%[5]		
Pechiney Reynolds Quebec, Inc.[3]	Canada	Aluminum smelter	50%		
Subtotal other				*$497M*	*COGS*
Total investments				**$1,390M**	

1. Alcoa Corporation has an investment in a joint venture related to the ownership and operation of an integrated aluminum complex (bauxite mine, alumina refinery, aluminum smelter, and rolling mill) in Saudi Arabia. The joint venture is owned 74.9% by the Saudi Arabian Mining Company (known as "Ma'aden") and 25.1% by Alcoa Corporation.
2. Halco Mining, Inc. owns 100% of Boké Investment Company, which owns 51% of Compagnie des Bauxites de Guinée (CBG).
3. Pechiney Reynolds Quebec, Inc. owns a 50.1% interest in the Bécancour smelter in Quebec, Canada thereby entitling Alcoa Corporation to a 25.05% interest in the smelter. Through two wholly-owned Canadian subsidiaries, Alcoa Corporation also owns 49.9% of the Bécancour smelter.
4. Each of the investees either owns the facility listed or has an ownership interest in an entity that owns the facility listed.
5. A portion or all of each of these ownership interests are held by majority-owned subsidiaries that are part of AWAC.

31

Adjusted EBITDA reconciliation Alcoa Corporation’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa Corporation’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. $M 2Q17 1Q18 2Q18 LTM Net income attributable to Alcoa Corporation $75 $150 $75 $142 Add: Net income attributable to noncontrolling interest 63 124 155 475 Provision for income taxes 99 138 180 709 Other expenses, net 28 21 9 108 Interest expense 25 26 32 111 Restructuring and other charges 12 (19) 231 499 Depreciation, depletion and amortization 190 194 192 767 Adjusted EBITDA 492 634 874 2,811 Special items before tax and noncontrolling interest 13 19 30 124 Adjusted EBITDA excl. special items $505 $653 $904 $2,935

$M 2Q17 1Q18 2Q18 P&L classification Special items $41 $(5) $211 Contractor arbitration loss - - 15 Cost of goods sold Warrick smelter restart costs - 16 2 Cost of goods sold Bécancour lockout related costs - 2 2 Cost of goods sold Portland restart power exposure 6 - - Cost of goods sold Contractor arbitration loss - - 2 Interest Mark-to-market energy contracts 6 (17) 6 Other expenses / (income), net Restructuring-related items 11 (20) 187 Restructuring and other charges Income tax items 18 14 (3) Tax provision Special items detail, net of tax and noncontrolling interest

Free Cash Flow reconciliation Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures, which are both considered necessary to maintain and expand Alcoa Corporation’s asset base, and expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure. Cash from operations for the quarter ended June 30, 2018 includes a $500 million cash outflow for discretionary contributions made to three of Alcoa Corporation’s U.S. defined benefit pension plans. The $500 million was funded with the gross proceeds of 6.125% Senior notes due 2028 issued in May 2018. $M 2Q17 3Q17 4Q17 1Q18 2Q18 Cash from operations $311 $384 $455 $55 $(430)1 Capital expenditures (88) (96) (150) (74) (95) Free cash flow $223 $288 $305 $(19) $(525)

Net Debt reconciliation Net debt is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Alcoa Corporation’s leverage position after considering available cash that could be used to repay outstanding debt. Total debt as of June 30, 2018 includes $500 million aggregate principal amount of 6.125% senior notes due 2028 issued in May 2018, the gross proceeds of which were used to make discretionary contributions to three of Alcoa Corporation’s U.S. defined benefit pension plans. $M 1Q18 2Q18 Long-term debt due within one year $15 $13 Long-term debt, less amount due within one year 1,445 1,916 Total debt1 1,460 1,929 Less: Cash and cash equivalents 1,196 1,089 Net debt $264 $840

Days Working Capital Days Working Capital = DWC working capital divided by (sales / number of days in the quarter). $M 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Receivables from customers $708 $789 $840 $811 $814 $1,025 Add: Inventories 1,294 1,287 1,323 1,453 1,630 1,668 Less: Accounts payable, trade 1,434 1,508 1,618 1,898 1,813 1,752 DWC working capital $568 $568 $545 $366 $631 $941 Sales $2,655 $2,859 $2,964 $3,174 $3,090 $3,579 Number of days in the quarter 90 91 92 92 90 91 Days Working Capital1 19 18 17 11 18 24

Annualized Return on Capital

Reconciliation and calculation information

$M	1H17	1H18
Numerator:		
Net income attributable to Alcoa Corporation	300	225
Add: Net income attributable to noncontrolling interest	146	279
Add: Provision for income taxes	209	318
Profit before taxes (PBT)	**655**	**822**
Add: Interest expense	51	58
Less: Interest income	5	7
Add: Special items[1]	(71)	250
ROC earnings before taxes	**630**	**1,123**
ROC earnings before taxes multiplied by two	**1,260**	**2,246**
ROC earnings after fixed tax rate of 35%	**819**	**1,460**
Denominator[2]:		
Total assets	17,003	16,807
Less: Cash, cash equivalents, restricted cash and short-term investments	896	1,150
Less: Current liabilities	2,616	2,995
Add: Long-term debt due within one year and short-term borrowings	23	14
Average capital base[2]	**13,514**	**12,676**
ROC	**6.1%**	**11.5%**

$$\text{ROC \%} = \frac{(\text{PBT} + \text{net interest}^3 + \text{special items}) \times 2 \times (1 - \text{fixed tax rate}^4)}{(\text{Total assets} - \text{cash}^5 - \text{current liabilities} + \text{short-term debt})} \times 100$$

$$\text{1H17 ROC \%} = \frac{(\$655 + \$46 - \$71) \times 2) \times (1 - 0.35)}{(\$17{,}003 - \$896 - \$2{,}616 + \$23)} \times 100 = 6.1\%$$

$$\text{1H18 ROC \%} = \frac{(\$822 + \$51 + \$250) \times 2) \times (1 - 0.35)}{(\$16{,}807 - \$1{,}150 - \$2{,}995 + \$14)} \times 100 = 11.5\%$$

1. Special items are before taxes and noncontrolling interest.
2. Denominator calculated using quarter ending balances.
3. Interest expense less interest income.
4. Fixed tax rate of 35%.
5. Defined as cash, cash equivalents, restricted cash and short-term investments.

37

Appendix

Bauxite mines

Alcoa

Country	Project[1]	Owners' Mining Rights (% Entitlement)	Expiration Date of Mining Rights	Probable Reserves[2] (Mdmt)	Proven Reserves[2] (Mdmt)	Available Alumina Content (%) $AvAl_2O_3$	Reactive Silica Content (%) $RxSiO_2$	2017 Annual Production (Mdmt)
Australia	Darling Range Mines ML1SA	Alcoa of Australia Limited ("AofA")[3] (100%)	2024	109.2	70.0	32.8	1.0	33.2
Brazil	Poços de Caldas	Alcoa Alumínio S.A. ("Alumínio")[4] (100%)	2020[5]	0.2	1.5	39.3	4.6	0.2
	Juruti[5] RN101, RN102, RN103, RN104, #34	Alcoa World Alumina Brasil Ltda. ("AWA Brasil")[3] (100%)	2100[5]	22	3.8	46.6	4.4	5.6
Equity interests:								
Brazil	Trombetas	Mineração Rio do Norte S.A. ("MRN")[6] (18.2%)	2046[5]	2.7	6.1	49.0	5.1	2.7
Guinea	Boké	Compagnie des Bauxites de Guinée ("CBG")[7] (22.95%)	2038[8]	36.0	37.8	TAl_2O_3[9] 48.8	$TSiO_2$[9] 1.7	3.2
Kingdom of Saudi Arabia	Al Ba'itha	Ma'aden Bauxite & Alumina Company (100%)[10]	2037	33.8	18.1	TAA[11] 49.4	$TSiO_2$[11] 8.7	0.9

1. This table shows only the AWAC and/or Alcoa Corporation share (proportion) of reserve and annual production tonnage.
2. Reserves are in place for all mines other than Juruti and Trombetas, where the ore is beneficiated and a wash recovery factor is applied.
3. This entity is part of the AWAC group of companies and is ultimately owned 60% by Alcoa Corporation and 40% by Alumina Limited.
4. Alumínio is ultimately owned 100% by Alcoa Corporation.
5. Brazilian mineral legislation does not establish the duration of mining concessions. The concession remains in force until the exhaustion of the deposit. The company estimates that (i) the concessions at Poços de Caldas will last at least until 2020, (ii) the concessions at Trombetas will last until 2046 and (iii) the concessions at Juruti will last until 2100. Depending, however, on actual and future needs, the rate at which the deposits are exploited and government approval is obtained, the concessions may be extended to (or expire at) a later (or an earlier) date.
6. Alumínio holds an 8.58% total interest, AWA Brasil holds a 4.62% total interest and AWA LLC holds a 5% total interest in MRN. MRN is jointly owned with affiliates of Rio Tinto Alcan Inc., Companhia Brasileira de Alumínio, Vale, South32, and Norsk Hydro. Alumínio, AWA Brasil, and AWA LLC purchase bauxite from MRN under long-term supply contracts.
7. AWA LLC owns a 45% interest in Halco (Mining), Inc. ("Halco"). Halco owns 100% of Boké Investment Company, a Delaware company, which owns 51% of CBG. The Guinean Government owns 49% of CBG, which has the exclusive right through 2038 to develop and mine bauxite in certain areas within an approximately 2,939 square-kilometer concession in northwestern Guinea.
8. AWA LLC and Alūmina Española, S.A. have bauxite purchase contracts with CBG that expire in 2033. Before that expiration date, AWA LLC and Alūmina Española, S.A expect to negotiate extensions of their contracts as CBG will have concession rights until 2038. The CBG concession can be renewed beyond 2038 by agreement of the Government of Guinea and CBG should more time be required to commercialize the remaining economic bauxite within the concession.
9. Guinea—Boké: CBG prices bauxite and plans the mine based on the bauxite content of total alumina (TAl_2O_3) and total silica ($TSiO_2$).
10. Ma'aden Bauxite & Alumina Company is a joint venture owned by Saudi Arabian Mining Company ("Ma'aden") (74.9%) and AWA Saudi Limited (25.1%). AWA Saudi Limited is part of the AWAC group of companies and is ultimately owned 60% by Alcoa Corporation and 40% by Alumina Limited.
11. Kingdom of Saudi Arabia—Al Ba'itha: Bauxite reserves and mine plans are based on the bauxite qualities of total available alumina ($TA.Al_2O_3$) and total silica ($TSiO_2$).

39

Alumina refineries

Country	Facility	Owners (% of Ownership)	Nameplate Capacity[1] (kmt / year)	Alcoa Corporation Consolidated Capacity[2] (kmt / year)
Australia	Kwinana Pinjarra Wagerup	AofA[3] (100%) AofA (100%) AofA (100%)	2,190 4,234 2,555	2,190 4,234 2,555
Brazil	Poços de Caldas	Alumínio (100%)	390[4]	390
	São Luís ("Alumar")	AWA Brasil[3] (39%), Rio Tinto Alcan Inc.[5] (10%) Alumínio (15%) South32[5] (36%)	3,500	1,890
Spain	San Ciprián	Alúmina Española, S.A.[3] (100%)	1,500	1,500
United States	Point Comfort, TX	AWA LLC[3] (100%)	2,305[6]	2,305
Total			**16,674**	**15,064**
Equity interests:				
Kingdom of Saudi Arabia	Ras Al Khair	Ma'aden Bauxite & Alumina Company (100%)[7]	1,800	452

1. Nameplate Capacity is an estimate based on design capacity and normal operating efficiencies and does not necessarily represent maximum possible production.
2. The figures in this column reflect Alcoa's share of production from these facilities. For facilities wholly-owned by AWAC entities, Alcoa takes 100% of the production.
3. This entity is part of the AWAC group of companies and is ultimately owned 60% by Alcoa and 40% by Alumina Limited.
4. The operating capacity at this refinery is producing at an approximately 45% output level.
5. With respect to Rio Tinto Alcan Inc. and South32, the named company or an affiliate thereof holds the interest.
6. The Point Comfort alumina refinery is fully curtailed.
7. The Ras Al Khair facility is 100% owned by Ma'aden Bauxite & Alumina Company, a joint venture owned by Ma'aden (74.9%) and AWA Saudi Limited (25.1%). AWA Saudi Limited is part of the AWAC group of companies and is ultimately owned 60% by Alcoa and 40% by Alumina Limited.

40

Aluminum smelters

Alcoa

Country	Facility	Owners (% Of Ownership)	Nameplate Capacity[1] (kmt / year)	Alcoa Corporation Consolidated Capacity[2] (kmt / year)
Australia	Portland	AofA (55%), CITIC[3] (22.5%), Marubeni[3] (22.5%)	358	197[4,5]
Brazil	São Luís ("Alumar")	Alumínio (60%), South32[3] (40%)	447	268[6]
Canada	Baie Comeau, Québec	Alcoa Corporation (100%)	280	280
	Bécancour, Québec	Alcoa Corporation (74.95%), Rio Tinto Alcan Inc.[7] (25.05%)	413	310[8]
	Deschambault, Québec	Alcoa Corporation (100%)	260	260
Iceland	Fjarðaál	Alcoa Corporation (100%)	344	344
Norway	Lista	Alcoa Corporation (100%)	94	94
	Mosjøen	Alcoa Corporation (100%)	188	188
Spain	Avilés	Alcoa Corporation (100%)	93	93[9]
	La Coruña	Alcoa Corporation (100%)	87	87[9]
	San Ciprián	Alcoa Corporation (100%)	228	228
United States	Massena West, NY	Alcoa Corporation (100%)	130	130
	Ferndale, WA ("Intalco")	Alcoa Corporation (100%)	279	279[10]
	Wenatchee, WA	Alcoa Corporation (100%)	146	146[11]
	Evansville, IN ("Warrick")	Alcoa Corporation (100%)	269	269[12]
Total			**3,616**	**3,173**
Equity Interests:				
Kingdom of Saudi Arabia	Ras Al Khair	Ma'aden Aluminum Company[13] (100%)	740	186

1. Nameplate Capacity is an estimate based on design capacity and normal operating efficiencies and does not necessarily represent maximum possible production.
2. The figures in this column reflect Alcoa's share of production based on Nameplate Capacity from the smelter facilities.
3. The named company or an affiliate thereof holds this interest.
4. This figure includes the minority interest of Alumina Limited in the Portland facility, which is owned by AofA, an AWAC company. From this facility, AWAC takes 100% of the production allocated to AofA.
5. The Portland smelter has approximately 30,000 mtpy of idle capacity.
6. The Alumar smelter and casthouse have been fully curtailed since April 2015.
7. The Bécancour facility is owned by Alcoa (74.95%) and Rio Tinto Alcan Inc. (25.05%) through Rio Tinto Alcan Inc.'s interest in Pechiney Reynolds Québec, Inc., which is owned by Rio Tinto Alcan Inc. and Alcoa.
8. On January 11, 2018, a lockout of the bargained hourly employees commenced at the Bécancour smelter. As a result, only one of the three potlines is operating.
9. The Avilés and La Coruña smelters have approximately 56,000 mtpy of idle capacity combined.
10. The Intalco smelter has approximately 49,000 mtpy of idle capacity.
11. The Wenatchee smelter has been fully curtailed since the end of 2015. In June 2018, the Company announced that it was permanently closing one (38 kmt) of four potlines at the Wenatchee smelter.
12. The Warrick smelter has approximately 161,000 mtpy of idle capacity.
13. The Ras Al Khair facility is 100% owned by Ma'aden Aluminum Company, a joint venture owned by Ma'aden (74.9%) and Alcoa Corporation (25.1%).

41

Abbreviation Description % pts Percentage points 1H## Six months ending June 30 1Q## Three months ending March 31 2H## Six months ending December 31 2Q## Three months ending June 30 3Q## Three months ending September 30 4Q## Three months ending December 31 Adj. Adjusted API Alumina Price Index ARO Asset retirement obligations AUD Australian dollar AWAC Alcoa World Alumina and Chemicals B Billion bbl Barrel BRL Brazilian real CAD Canadian dollar CIF Cost, insurance and freight COGS Cost of goods sold dmt Dry metric ton DOJ Department of Justice DWC Days working capital EBITDA Earnings before interest, taxes, depreciation and amortization EPS Earnings per share ERISA Employee Retirement Income Security Act of 1974 EUR Euro Est. Estimated ex. or excl. Excluding FOB Free on board FY## Twelve months ending December 31 Abbreviations listed in alphanumeric order Glossary of terms Abbreviation Description GAAP Accounting principles generally accepted in the United States of America GWh Gigawatt hours ISK Icelandic krona JV Joint venture kmt Thousand metric tons LIFO Last in first out method of inventory accounting LME London Metal Exchange LTM Last twelve months M Million Mdmt Million dry metric tons Mmt Million metric tons Mt Metric ton MWP Midwest premium N/A Not applicable NCI Noncontrolling interest NI Net income NOK Norwegian krone OPEB Other postretirement employee benefits P&L Profit and loss PBT Profit before taxes R&D Research and development ROC Return on capital ROW Rest of world SEC Securities and Exchange Commission SG&A Selling, general administrative and other U.S. United States of America USD United States dollar WA Western Australia YTD Year-to-date